UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2007

EnerLume Energy Management Corp.
(Exact name of registrant as specified in its charter)

Colorado	0-16196	06-1168423
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number

Two Broadway Hamden, Connecticut		06518
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 248-4100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.  Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On November 21, 2007, EnerLume Energy Management Corp. (the “Company”) entered into a repayment option agreement for the repayment or conversion of its Secured Promissory Notes dated July 5, 2006 and subsequently modified on January 5, 2007 for an aggregate principal amount of $300,000 bearing interest at 10% per annum.  Each of the four noteholders was offered the opportunity to receive cash plus accrued interest or convert their respective notes to shares of the Company’s common stock and warrants to purchase shares of common stock.  Messrs. David Murphy, the Company’s Chief Executive Officer and a Director and Patrick Healy, the Company’s Chairman of the Board and a Director, accepted the Company’s offer of conversion and received an aggregate of 92,726 shares of common stock and 27,818 warrants.  The shares were valued at $2.00 per share and included warrants exercisable into one share of common stock at $2.25 per warrant.  Accordingly, Mr. Murphy received 26,493 shares of common stock and 7,948 warrants and Mr. Healy received 66,233 shares of common stock and 19,870 warrants.

As part of the conversion of the notes, the Security Agreements with respect to the notes was terminated and released.  To the extent required by Item 1.01 of Form 8-K, the information contained or incorporated by reference in Item 3.02 of the Report is hereby incorporated by reference into this Item 1.01.

Section 3.  Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities.

On November 21, 2007, the Company entered into a repayment option to payoff its modified of Secured Promissory Notes dated January 5, 2007 as part of a transaction described in further detail above under Item 1.01 of this Report.

The Company’s common stock and warrants issued to Messrs. Murphy and Healy were not registered under the Securities Act of 1933, as amended, in reliance upon the exemption set forth in Section 4(2) of the Securities Act relating to transactions by an issuer not involving a public offering.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Letter agreement between the Company and Mr. David Murphy.
99.2	Letter agreement between the Company and Mr. Patrick Healy.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERLUME ENERGY MANAGEMENT CORP.

Dated: November 27, 2007	By: /s/ Michael C. Malota
Michael C. Malota
Chief Financial Officer

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ENERLUME ENERGY MANAGEMENT CORP.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Letter agreement between the Company and Mr. David Murphy.
99.2	Letter agreement between the Company and Mr. Patrick Healy.

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